UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 19, 2025
(December 18, 2025)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.
TXNM Energy, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Public Service Company of New Mexico
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-06986
IRS Employer Identification No. - 85-0019030

Texas-New Mexico Power Company
(A Texas Corporation)
577 N. Garden Ridge Blvd.
Lewisville, Texas 75067
Telephone Number - (972) 420-4189
Commission File No. - 002-97230
IRS Employer Identification No. - 75-0204070
____________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
TXNM Energy, Inc	Common Stock, no par value	TXNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

TNMP Twenty-Sixth Supplemental Indenture and Series 2025H Bonds

On December 18, 2025, TXNM Energy, Inc.’s (“TXNM”) indirect wholly-owned subsidiary, Texas-New Mexico Power Company (“TNMP”), issued $70,000,000 aggregate principal amount of its 4.69% First Mortgage Bonds, due December 18, 2031, Series 2025H (the “2025H Bonds”) in a private placement in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). The 2025H Bonds were sold by TNMP to institutional accredited investors (as defined by Rule 501(a) of the Securities Act) pursuant to a Bond Purchase Agreement dated November 18, 2025 (the “Bond Purchase Agreement”). A copy of the Bond Purchase Agreement was filed as Exhibit 10.1 to the Form 8-K filed on November 18, 2025. TNMP will apply the proceeds of the 2025H Bonds for the repayment of short-term debt and other general corporate purposes, including projected capital expenditures.

The 2025H Bonds were issued pursuant to TNMP’s First Mortgage Indenture dated as of March 23, 2009 (the “First Mortgage Indenture”), between TNMP and U.S. Bank Trust Company, National Association (as ultimate successor to The Bank of New York Mellon Trust Company, N.A.), as trustee, (the “Trustee”), as previously supplemented and amended and as further supplemented by the Twenty-Sixth Supplemental Indenture thereto, dated as of December 18, 2025, between TNMP and the Trustee (the “Twenty-Sixth Supplemental Indenture” and, together with the First Mortgage Indenture, the “Indenture”). The 2025H Bonds are secured by a first mortgage lien on substantially all of TNMP’s property, subject to excepted encumbrances, reservations, contracts and other exceptions as are permitted by the Indenture, and rank equally in right of payment with all other securities theretofore or thereafter issued under the First Mortgage Indenture.

Interest on the 2025H Bonds is payable semiannually on January 31 and July 31 of each year, commencing on July 31, 2026, at a fixed rate of 4.69% per annum. TNMP may, upon not less than ten nor more than sixty days prior written notice (unless the holders of more than 50% of the principal amount of the then-outstanding 2025H Bonds of the applicable series agree in writing to another time period), prepay at any time all, or from time to time any part of, the 2025H Bonds of any series, in an amount not less than ten percent of the aggregate principal amount of the 2025H Bonds of such series then outstanding in the case of a partial prepayment, at a prepayment price equal to the sum of (a) one-hundred percent of the principal amount so prepaid, (b) accrued and unpaid interest thereon and (c) a make-whole amount, if any, determined for the prepayment date with respect to such principal amount. The principal amount of the 2025H Bonds is payable on December 18, 2031.

The Indenture contains events of default customary for such a transaction, including, without limitation: failure to pay interest on any Security (as defined in the Indenture) for sixty days after becoming due; failure to pay the principal of or premium on any Security when due; failure to comply with or breach of any covenant or warranty contained in the Indenture, subject to a ninety day cure period after written notice of default has been delivered; and certain events relating to reorganization, bankruptcy and insolvency of TNMP. If an “Event of Default” (as defined in the Indenture) occurs and is continuing, the Trustee or the holders of not less than thirty-three percent in principal amount of the Securities then outstanding may declare the principal amount of all Securities then outstanding to be immediately due and payable.

In addition, the Twenty-Sixth Supplemental Indenture contains bond repurchase events (subject to a fifteen day cure period), including, without limitation: actions by TNMP or any Controlled Entity (as defined in the Twenty-Sixth Supplemental Indenture) which subject a Bond holder to terrorism sanctions regulations; the sale or lease of TNMP’s assets in excess of specified thresholds during any calendar year; defaults in respect to obligations relating to certain debt; failure to deliver to each institutional investor Bond holder certain financial and business information related to TNMP; failure to maintain a ratio of consolidated indebtedness to consolidated capitalization of less than or equal to 0.65 to 1.0; and material misrepresentations of any representation or warranty contained in the Twenty-Sixth Supplemental Indenture. If a “Bond Repurchase Event” (as defined in the Twenty-Sixth Supplemental Indenture) occurs and is continuing, TNMP must repurchase the 2025H Bonds for a purchase price equal to the aggregate principal amount of the 2025H Bonds then outstanding, plus all accrued and unpaid interest thereon and a make-whole amount determined for the Bond Repurchase Event date with respect to such principal amount.

The Twenty-Sixth Supplemental Indenture further includes a provision whereby a change in control in TNMP would obligate TNMP to offer to prepay all of the 2025H Bonds at one-hundred percent of the principal amount of the 2025H Bonds, plus all accrued and unpaid interest thereon, but without any make-whole amount or other premium. The proposed transaction between TXNM and Blackstone Infrastructure would not constitute a change in control under the 2025H Bonds.

The above description of the Indenture does not purport to be a complete statement of the parties’ rights and obligations thereunder. Such description is qualified in its entirety by reference to the Twenty-Sixth Supplemental Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1, and the First Mortgage Indenture, as previously amended and supplemented, and as previously filed, each of which is incorporated herein by reference. The form of 2025H Bonds is attached to the Twenty-Sixth Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Amendment to TXNM Credit Agreement

On December 19, 2025, TXNM entered into a Fifteenth Amendment to Credit Agreement (the “TXNM Revolver Amendment”) amending its $300.0 million revolving credit agreement (as amended, the “TXNM Revolver”), among TXNM, the lenders party thereto and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, which has an initial maturity date of March 30, 2029 with two extension options that each allow for an extension of the maturity for one additional year (the “TXNM Extension Options”). As previously disclosed, TXNM entered into that certain Agreement and Plan of Merger, dated as of May 18, 2025, by and among TXNM, Troy ParentCo LLC (“Parent”) and Troy Merger Sub Inc. (“Merger Sub”), a direct subsidiary of Parent, pursuant to which Merger Sub will merge with and into TXNM (the “Merger”). The TXNM Revolver Amendment amended the TXNM Revolver to (i) provide that the closing of the Merger shall not be deemed to be a change of control under the terms of the TXNM Revolver which would otherwise result in an event of default thereunder, (ii) remove the SOFR adjustment to Term SOFR Loans and (iii) make other administrative updates. Additionally, TXNM exercised one of its TXNM Extension Options in connection with the TXNM Revolver Amendment to extend the maturity date to March 29, 2030. One of the lenders declined to extend its commitment of $34.6 million in the TXNM Revolver by one additional year. This lender will remain committed through the existing maturity date of March 30, 2029.

The above description of the TXNM Revolver Amendment is not complete and is qualified in its entirety by reference to the entire TXNM Revolver Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The TXNM Revolver was filed as Exhibit 10.1 to the Form 8-K filed on April 1, 2024.

Amendment to PNM Credit Agreement

On December 19, 2025, Public Service Company of New Mexico (“PNM”), a wholly owned subsidiary of TXNM, entered into an Eighth Amendment to Credit Agreement (the “PNM Revolver Amendment”) amending and restating its $400.0 million revolving credit agreement (as amended, the “PNM Revolver”), among PNM, the lenders party thereto and Wells Fargo, as administrative agent, which has an initial maturity date of March 30, 2029 with two extension options that each allow for an extension of the maturity for one additional year (the “PNM Extension Options”). The PNM Revolver Amendment amended the PNM Revolver to remove the SOFR adjustment to Term SOFR Loans and make other administrative updates. Additionally, PNM exercised one of its PNM Extension Options in connection with the PNM Revolver Amendment to extend the maturity date to March 29, 2030. One of the lenders declined to extend its commitment of $45.9 million in the PNM Revolver by one additional year. This lender will remain committed through the existing maturity date of March 30, 2029.

The above description of the PNM Revolver Amendment is not complete and is qualified in its entirety by reference to the entire PNM Revolver Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The PNM Revolver was filed as Exhibit 10.1 to the Form 8-K filed on April 1, 2024.

TNMP Credit Agreement Amendment, Twenty-Seventh Supplemental Indenture, and Series 2025I Bonds

On December 19, 2025, TNMP entered into a Second Amendment to Credit Agreement (the “TNMP Revolver Amendment”) amending its $200.0 million revolving credit agreement (as amended, the “TNMP Revolver”), among TNMP, the lenders party thereto, and Wells Fargo, as administrative agent, which has an initial maturity date of March 30, 2029 with two extension options that each allow for an extension of the maturity for one additional year (the “TNMP Extension Options”). The TNMP Revolver Amendment amended the TNMP Revolver to (i) increase the aggregate principal amount to up to $300.0 million and added two new lenders to extend the additional committed amount, (ii) provide that the closing of the Merger shall not be deemed to be a change of control under the terms of the TNMP Revolver, (iii) remove the SOFR adjustment to Term SOFR loans and (iv) make other administrative updates. Additionally, TNMP exercised one of its TNMP Extension Options in connection with the TNMP Revolver Amendment to extend the maturity date to March 29, 2030. One of the lenders declined to extend its commitment of $23.0 million in the TNMP Revolver by one additional year. This lender will remain committed through the existing maturity date of March 30, 2029. The TNMP Revolver was filed as Exhibit 10.3 to the Form 8-K filed on April 1, 2024.

Borrowings under the TNMP Revolver are secured by $300.0 million aggregate principal amount of a series of first mortgage bonds of TNMP (the “Series 2025I Bonds”) issued on December 19, 2025, pursuant to the First Mortgage Indenture, dated as of March 23, 2009 (the “Original Indenture”), between TNMP and U.S. Bank Trust Company, N.A. (as ultimate successor trustee to The Bank of New York Mellon Trust Company, N.A.), as Trustee (the “Trustee”), as supplemented by the Twenty-Seventh Supplemental Indenture, dated as of December 19, 2025, between TNMP and the Trustee (the “Twenty-Seventh Supplemental Indenture”). The Original Indenture was filed as Exhibit 4.1 to the Form 8-K filed on March 27, 2009 and the Twenty-Seventh Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K. The descriptions of the TNMP Revolver Amendment and the Twenty-Seventh Supplemental Indenture in this Current Report on Form 8-K are not complete and are qualified in their entirety by reference to the TNMP Revolver Amendment, a copy of which is attached hereto as Exhibit 10.3, and the Twenty-Seventh Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.2, each of which is incorporated herein by reference.

Wells Fargo which is the administrative agent and a lender under the TXNM Revolver Amendment, the PNM Revolver Amendment, and the TNMP Revolver Amendment, performs normal banking and investment banking and advisory services for TXNM, PNM, and TNMP, and their affiliates, from time to time for which it receives customary fees and expenses.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

As previously disclosed by TXNM in a Current Report on Form 8-K furnished with the Securities and Exchange Commission on December 2, 2025, the Company and PNM were evaluating a potential pension risk transfer transaction (the “Pension Transfer”) that would involve the purchase of one or more group annuity contracts from an insurance company to assume a portion of the obligations under the PNM Resources, Inc. Employees’ Retirement Plan (the “Plan”) related to PNM’s previously disposed of gas distribution business.

As a result of such evaluation, and pursuant to the terms of a commitment agreement (the “Commitment Agreement”) entered into on December 11, 2025 between the Company and Delaware Life Insurance Company (“DLIC”), on December 18, 2025, the Company irrevocably directed the trustee of the Plan to pay a single premium of $91,937,638 (the “Premium Amount”) to DLIC, after the receipt of which DLIC irrevocably committed to making payments owed to covered retirees and beneficiaries under the Plan effective January 1, 2026. Furthermore, under the terms of the Commitment Agreement, DLIC will provide the Company with a nonparticipating single-premium group annuity contract in connection with the transfer and settlement of pension liabilities associated with certain benefits arising under the Plan.

In connection with the transactions relating to the Pension Transfer described herein, PNM expects to incur a non-cash charge to net income of approximately $60 million.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward‑Looking Statements

Statements made in this Current Report on Form 8-K for TXNM that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward‑looking statements generally include statements regarding the Pension Transfer and the expected financial impact in connection therewith. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. TXNM does not assume any obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, TXNM cautions readers not to place undue reliance on these statements. TXNM’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see TXNM’s Form 10-K and Form 10-Q filings and the information filed on TXNM’s Forms 8-K with the SEC, which factors are specifically incorporated by reference herein. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number     Description

4.1	Twenty-Sixth Supplemental Indenture, dated as of December 18, 2025, between Texas-New Mexico Power Company and U.S. Bank Trust Company, National Association, as Trustee.

4.2	Twenty-Seventh Supplemental Indenture, dated as of December 19, 2025, between Texas-New Mexico Power Company and U.S. Bank Trust Company, National Association, as Trustee.

10.1	Fifteenth Amendment to Credit Agreement, dated as of December 19, 2025, among TXNM Energy, Inc., the lenders party thereto and Wells Fargo Bank, National Association as Administrative Agent.

10.2
Eighth Amendment to Credit Agreement, dated as of December 19, 2025, among Public Service Company of New Mexico, the lenders party thereto and Wells Fargo Bank, National Association as Administrative Agent.

10.3	Second Amendment to Credit Agreement, dated as of December 19, 2025, among Texas-New Mexico Power Company, the lenders party thereto and Wells Fargo Bank, National Association as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

TXNM ENERGY, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: December 19, 2025	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)